UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                      -------------------------------------

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 14, 2005

                        Commission File Number 0-23903

                      -------------------------------------

                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

                      -------------------------------------


                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

                      -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure

eAutoclaims

eAutoclaims, Inc. - Negotiates Sale of Property Asset, Generating Additional Growth Capital

OLDSMAR, Fla., September 20, 2005 - eAutoclaims (OTC Bulletin Board: EACC -
News), a leading provider of managed collision repair services and insurance claims processing technology applications, today announced the Company had signed an agreement to sell the Oldsmar facility to the Barrett Family Partnership, 1 Ltd. ("Barrett").

The agreement will result in Barrett purchasing eAutoclaims' Oldsmar facility, while eAutoclaims will remain in the facility under a new favorable long-term lease to be signed concurrent with the closing of the sale. The closing is expected to take place within 95 days per the agreement, and will be part of a simultaneous closing process whereby eAutoclaims purchases the facility from the current landlord under a purchase option provided for in eAutoclaims' current lease agreement and subsequently selling the facility to Barrett. The completed transaction is expected to net eAutoclaims a significant profit. The proceeds from the sale will be used for additional working capital and to meet eAutoclaims future growth plans. The additional capital will result in no dilution for the Company's current shareholders.

Eric Seidel, President and CEO of eAutoclaims, commented, "Our Oldsmar property asset presented a unique opportunity for eAutoclaims to leverage the equity for growth capital, without sacrificing shareholder value. Once the transaction is completed, it should provide us with the resources necessary to accelerate our plan. We believe this is an important milestone in strengthen our business and to fund our growth".


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2005                       eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
                                              ------------------------------

                                         Title: CEO and President
                                              ------------------------------